UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 20, 2014

____________________________

DigiPath, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation or Organization)

000-54239 (Commission File Number)		27-3601979 (IRS Employer Identification No.)
28720 Roadside Drive, Suite 128 Agoura Hills, CA 91301 (Address of Principal Executive Offices and zip code)

(702) 527-2060

(Registrant’s telephone
number, including area code)

20301 Ventura Blvd. #309, Woodland Hills, CA 91364

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Eric Stoppenhagen Resignation

As previously reported, effective April 9, 2014, the Registrant received notice from Mr. Eric Stoppenhagen regarding his decision to resign from the Registrant's Board on April 20, 2014. Mr. Stoppenhagen’s decision to resign was not due to any disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices. On April 20, 2014, Mr. Stoppenhagen resigned from the Registrant’s Board.

Additionally, on April 23, 2014, the Registrant received notice from Mr. Eric Stoppenhagen regarding his decision to resign from his position as CFO and Secretary of the Registrant effective as of April 23, 2014. Mr. Stoppenhagen’s decision to resign was not due to any disagreements with the Registrant on any matter relating to the Registrant’s operations, policies or practices. Mr. Stoppenhagen resigned to focus on many of his other ventures.

Appointment of David Williams as Interim Chief Financial Officer and Secretary

On April 24, 2014, the Registrant engaged David Williams, age 53, to serve as its Interim Chief Financial Officer and Secretary. Mr. Williams is a Certified Public Accountant, Certified Management Accountant and holds a Juris Doctor. Mr. Williams has extensive experience as a chief financial officer, controller, and auditor, providing expertise to public, private and non-profit companies and has worked most recently through ValueDriven CFO since October 2010. Mr. Williams currently serves as Interim Chief Financial Officer for Reed’s Inc. (MYSE MKT: REED), a specialty manufacturer of Reed’s ginger brew, Virgil’s soda, and Culture Club Kombucha. In 2013, Mr. Williams served as Vice-President of Finance & Administration for All American Pet Company, Inc. (OTCQB: AAPT), a manufacturer of pet wellness products. Mr. Williams served as Chief Financial Officer and Legal Mediator to National Promotions and Advertising, Inc., a provider of advertising and printing services, from 2008 to 2010. From 2006 to 2008 he served as Chief Financial Officer and In-House Counsel of Fluid Media Networks, Inc. (currently Mood Media Corporation, (TSX: MM) (LSE AIM: MM)), an e-commerce start-up growing through acquisitions. From 2000 to 2005 he served as Chief Financial Officer and In-House Counsel to Professionals Online Network, Inc., a private company developing online career services. From 1997 to 2000 he served as Chief Financial Officer to Networks Telephony Corporation, a developer of business class VoIP. Mr. Williams received a bachelor degree from Northern Illinois University in 1984 and a Juris Doctor from Southwestern School of Law in 1997.

Mr. Williams has not previously worked with the Registrant. There are no family relationships between Mr. Williams and any director or other executive officer of the Company. Other than this interim arrangement, there are no material plans, contracts or arrangement, compensatory or otherwise, between DigiPath and Mr. Williams. There are no arrangements or understandings between Mr. Williams and any person pursuant to which he was selected as Chief Financial Officer. Other than the relationship described herein, there has not been any transaction since the beginning of the Registrant’s last fiscal year, and there is no currently proposed transaction in which the Registrant was, is or will be a participant and in which Mr. Williams had, has or will have a direct or indirect material interest. Mr. Williams will earn $5,000 per month. A copy of the Williams Consulting Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Litigation

During the past ten years, Mr. Williams has not been the subject of the following events:

1.	A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;
2.	Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	The subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;
	i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company,
	ii)	Engaging in any type of business practice; or
	iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
4.		The subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph 3.i in the preceding paragraph or to be associated with persons engaged in any such activity;
5.		Was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;
6.		Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;
7.		Was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
	i)	Any Federal or State securities or commodities law or regulation; or
	ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or
	iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
8.		Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions. Not applicable.
(d)	Exhibits.

10.1	Williams Consulting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigiPath, Inc.

Date: April 24, 2014

By: /s/ Todd Denkin

Todd Denkin

 President